Q1 2019 Earnings Supplemental Financials March 26, 2019

Forward-looking statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this report and use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are more fully discussed under the caption “Risk Factors” in our Annual Report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on our consolidated financial condition, results of operations, credit rating, or liquidity. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to our management and speaks only as of the date of this presentation. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Non-GAAP measures Non-GAAP financial information is presented only as a supplement to IHS Markit’s financial information based on U.S. GAAP. Non-GAAP financial information is provided to enhance the reader’s understanding of the financial performance of IHS Markit, but none of these non-GAAP financial measures are recognized terms under U.S. GAAP and should not be considered in isolation from, or as a substitute for, financial measures calculated in accordance with U.S. GAAP. Definitions of IHS Markit non-GAAP measures to the most directly comparable U.S. GAAP measures are provided with the schedules to the most recent IHS Markit quarterly earnings release and are available on IHS Markit’s website (investor.ihsmarkit.com). This presentation also includes certain forward looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. IHS Markit uses non-GAAP measures in its operational and financial decision making. IHS Markit believes that such measures allow it to focus on what it deems to be more reliable indicators of ongoing operating performance and its ability to generate cash flow from operations. IHS Markit also believes that investors may find these non-GAAP financial measures useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for U.S. GAAP financial measures or disclosures. None of these non-GAAP financial measures are recognized terms under U.S. GAAP and do not purport to be an alternative to any other U.S. GAAP measure. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to IHS Markit, many of which present non- U.S. GAAP measures when reporting their results. These measures can be useful in evaluating IHS Markit’s performance against its peer companies because it believes the measures provide users with valuable insight into key components of U.S. GAAP financial disclosures. However, non-GAAP measures have limitations as an analytical tool. Because not all companies use identical calculations, IHS Markit’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. They are not presentations made in accordance with U.S. GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with U.S. GAAP or operating cash flows determined in accordance with U.S. GAAP. As a result, these performance measures should not be considered in isolation from, or as a substitute analysis for, results of operations as determined in accordance with U.S. GAAP.

We are reaffirming 2019 Guidance $ in millions, except for per IHS Markit Ipreo 2019 share amounts Excluding Ipreo IHS Markit Total Low Mid High Revenue $4,075 - $4,130 $350 - $370 $4,425 $4,462 $4,500 Organic growth % 5% to 6% (1) Adjusted EBITDA $1,635 - $1,665 $115 $1,750 $1,765 $1,780 Margin % 40.1% - 40.3% 31.1% - 32.9% 39.6% Adjusted EPS $2.52 $2.55 $2.57 (1) Reflects reported organic growth % including Ipreo for the 4 month stub period. Including Ipreo for 12 months would increase total organic growth to 6-7%. Ipreo is expected to grow in the low to mid-teen’s. Additional items of the following: • Depreciation expense of $220 - $225 million • Amortization (acquisition related intangibles) expense of $370 - $380 million • Net interest expense of $245 - $250 million • Stock-based compensation expense of $215 - $225 million • Adjusted effective tax rate of 18% - 20% • GAAP effective tax rate of 14% - 16% • Weighted average diluted shares between 410 - 415 million • Capital expenditures to be approximately 6.0% to 6.5% of revenue • Free cash Flow (as a % of Adjusted EBITDA) in the mid 60%

Quarterly Revenue by Reported Segment

Quarterly Organic Growth (1) Reflects normalization for the exclusion of Q3 2017 BPVC revenue within CMS of approximately $8 million.

Quarterly Financial Services Revenue

Quarterly Adjusted EBITDA View* by Reported Segment 2018 Reported 2019 For the period ended: Feb May Aug Nov Nov Feb Q1 18 Q2 18 Q3 18 Q4 18 FY 18 Q1 19 Total Adjusted EBITDA Resources 85 101 85 99 369 93 Transportation 110 125 128 117 479 114 CMS 32 30 30 35 127 29 Financial Services 145 156 156 179 637 183 Shared services (13) (13) (9) (13) (48) (12) Total IHS Markit Adjusted EBITDA $ 359 $ 398 $ 391 $ 417 $ 1,565 $ 408 Adjusted EBITDA Margin % Resources 41.4% 42.4% 40.2% 44.4% 42.1% 43.0% Adjusted EBITDA Adjusted Transportation 40.7% 42.1% 43.1% 39.3% 41.3% 39.7% CMS 23.1% 21.5% 22.1% 25.5% 23.0% 22.2% Financial Services 45.5% 46.4% 44.0% 43.9% 44.9% 44.8% Total Adjusted EBITDA Margin % 38.6% 39.5% 39.0% 39.1% 39.0% 39.0% Total margin expansion (bps) 70 60 20 40 40 40 * Refer to financial earnings releases on investor.ihsmarkit.com for definitions and reconciliations to the nearest GAAP reported measures